UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2007
Argo Group International Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	1-15259 (Commission File Number)	98-0214719 (I.R.S. Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)		(Mailing Address)
Registrant’s telephone number, including area code: (441) 296-5858
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 3.03. Material Modification to Rights of Security Holders.
Item 4.01. Changes in Registrant’s Certifying Accountant
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-2.1: AMENDED & RESTATED AGREEMENT AND PLAN OF MERGER
EX-3.1: AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION
EX-3.2: BYE-LAWS
EX-4.1: FORM OF CERTIFICATE OF COMMON SHARES
EX-16.1: LETTER FROM KPMG LLP

Item 2.01. Completion of Acquisition or Disposition of Assets
     On August 7, 2007 (the “Effective Time”), the merger of PXMS Inc. (“Merger Sub”), a wholly owned subsidiary of PXRE Group Ltd. (“PXRE”), with and into Argonaut Group, Inc. (“Argonaut”), with Argonaut continuing after the merger as the surviving corporation and a wholly owned subsidiary of Argo Group International Holdings, Ltd. (formerly known as PXRE) (“Argo Group”), as contemplated by the Agreement and Plan of Merger, dated as of March 14, 2007 and amended and restated as of June 8, 2007 (the “Merger Agreement”), by and among PXRE, Merger Sub and Argonaut (the “Merger”) was completed.
     Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each Argonaut stockholder received 0.6484 Argo Group common shares (taking into account the reverse share split described below in this Current Report on Form 8-K) in exchange for each of their shares of Argonaut common stock.
     The preceding is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K.
     The issuance of Argo Group common shares in the Merger was registered under the Securities Act of 1933, as amended, pursuant to Amendment No. 2 to PXRE’s Registration Statement on Form S-4 (Registration No. 333-142568) (the “Registration Statement”) filed with the Securities and Exchange Commission and declared effective on June 18, 2007.
     On August 6, 2007, Argo Group filed an amendment to its registration statement on Form 8-A registering the Argo Group common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for trading on the NASDAQ Global Select Market. Argo Group common shares have been approved for listing on the NASDAQ Global Select Market under the ticker symbol “AGII.” Initially, a fifth character “D” will be appended to the “AGII” symbol for 20 trading days to reflect the reverse share split undertaken in connection with the Merger.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The information set forth in Item 2.01 above in this Current Report on Form 8-K is incorporated by reference herein. In connection with the closing of the Merger on August 7, 2007, trading in PXRE’s common shares on the New York Stock Exchange (the “NYSE”) was suspended at the opening of business on August 7, 2007 and trading commenced on the NASDAQ Global Select Market on August 7, 2007 under the symbol “AGII.” Initially, a fifth character “D” will be appended to the “AGII” symbol for 20 trading days to reflect the reverse share split undertaken in connection with the Merger.
     On August 6, 2007, PXRE filed a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act. By operation of law, on August 16, 2007 the Form 25 will become effective and the common shares will be withdrawn from listing and registration on the NYSE.

Item 3.03. Material Modification to Rights of Security Holders.
     As a result of the closing of the Merger, the former shareholders of Argonaut own approximately 73% of the total outstanding Argo Group common shares. At the Effective Time, we amended our memorandum of association to effect a reverse share split pursuant to which each ten outstanding Argo Group common shares held or entitled to be received in the merger were exchanged for one Argo Group common share. We also changed our corporate name to Argo Group International Holdings, Ltd. The reverse share split and name change were effective as of August 7, 2007. Argo Group common shares are quoted on the Nasdaq Global Select Market under the symbol “AGII.” Initially, a fifth character “D” will be appended to the “AGII” symbol for 20 trading days to reflect the reverse share split undertaken in connection with the Merger. The information contained in Item 5.03 regarding the amendment and restatement of Argo Group’s Memorandum of Association and Bye-Laws is hereby incorporated by reference.
Item 4.01. Changes in Registrant’s Certifying Accountant
     Prior to the consummation of the Merger, KPMG LLP (“KPMG”) served as PXRE’s principal accountant. On August 7, 2007, following the Merger, Argo Group’s board of directors recommended that Ernst & Young LLP (“E&Y”) act as Argo Group’s principal accountant, as E&Y had served as Argonaut’s independent auditor prior to the Merger and Argonaut was the accounting acquirer in the Merger. KPMG was dismissed as PXRE’s independent auditor and E&Y accepted the appointment as the Company’s independent registered public accounting firm as of August 7, 2007, subject to shareholder approval of such appointment by Argo Group’s shareholders at Argo Group’s annual general meeting.
     During PXRE’s two fiscal years ended December 31, 2006, and the subsequent interim period through August 7, 2007, there has been no (1) disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.
     The audit reports of KPMG on the consolidated financial statements of PXRE as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the independent auditors’ report as of and for the year ended December 31, 2005 which was modified as to consistency in the application of accounting principles. In addition, the auditor’s report as of and for the year ended December 31, 2005 referred to a subsequent event in Note 15. The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
     During PXRE’s two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 through August 7, 2007, the date as of which E&Y accepted the appointment as Argo Group’s independent registered public accounting firm, E&Y has not consulted with Argo Group regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Argo Group’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) or (a)(1)(v) and related instructions of Item 304 of Regulation S-K. We have furnished a copy of this disclosure to E&Y and provided E&Y the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of our expression of E&Y’s views, or the respects in which it does not agree with the statements made by Argo Group in response to Item 304(a) of Regulation S-K. We have furnished a copy of this disclosure to KPMG and requested KPMG to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of KPMG’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 5.01. Changes in Control of Registrant
     (a) Upon the completion of the Merger on August 7, 2007, a change of control of Argo Group occurred, with the former stockholders of Argonaut acquiring control of the company. Pursuant to the Merger Agreement, each outstanding share of Argonaut common stock was converted into the right to receive 0.6484 Argo Group common shares (taking into account the reverse share split described elsewhere in this Current Report on Form 8-K). As of August 7, 2007, we estimate that PXRE’s shareholders owned approximately 27% and former Argonaut shareholders owned approximately 73% of Argo Group’s outstanding common shares. The Merger is described in greater detail under Item 2.01 above.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) In connection with the completion of the Merger, each of Jeffrey Radke, Wendy Luscombe, Gerald L. Radke, Craig A. Huff and Jonathan Kelly resigned from the board of directors of Argo Group, effective as of the Effective Time of the Merger and Jeffrey Radke resigned as Chief Executive Officer and President of PXRE.
     (c) Upon completion of the Merger, on August 7, 2007, the board of directors appointed Mark E. Watson III President and Chief Executive Officer of Argo Group. Mr. Watson, 43, has been a director of Argonaut since June 1999 and Argonaut’s President and Chief Executive Officer since January 2000. Mr. Watson joined Argonaut as Vice President in September 1999. He was a principal of Aquila Capital Partners, a San Antonio, Texas-based investment firm in 1998 and 1999, and served from 1992 to 1998 as a director and Executive Vice President, General Counsel and Secretary of Titan Holdings, Inc., a publicly traded property and casualty insurance holding company.

     On August 7, 2007, the board of directors appointed Barbara C. Bufkin, 51, as Senior Vice President of Argo Group. Ms. Bufkin joined Argonaut as Vice President, Corporate Business Development in September 2002 after serving as a reinsurance consultant to the Argonaut for a year. She became Senior Vice President, Corporate Business Development on August 3, 2004. Preceding Ms. Bufkin’s association with Argonaut, she served as Director of Swiss Re New Markets and Chairman, President and Chief Executive Officer of Swiss Re subsidiary, Facility Insurance Corporation. During her tenure at Swiss Re, Ms. Bufkin led the insurance privatization practice. Her background includes nearly 15 years in executive positions in the reinsurance intermediary field.
     Also on August 7, 2007, the board of directors designated Gregory M. Vezzosi, 53, Executive Vice President and Chief Operating Officer of Argonaut, as a Section 16 Officer. Mr. Vezzosi was named Executive Vice President and Chief Operating Officer of Argonaut in February 2007. Preceding Mr. Vezzosi’s association with Argonaut, Mr. Vezzosi served as Senior Vice President, Specialty Commercial for St. Paul Travelers from August 2003 until November 2006. In addition, from July 1996 until November 2002, Mr. Vezzosi served in various executive management roles at Royal & SunAlliance in Charlotte, North Carolina most recently as Senior Vice President and Chief Underwriting Officer.
     (d) On August 7, 2007, pursuant to the terms of the Merger Agreement, the number of directors was expanded to thirteen and each of the following nine former Argonaut directors has joined the Argo Group board of directors in the indicated class and has been named to the indicated committee(s):

Name	Class	Committee(s)
H. Berry Cash	II	Audit Committee
Hector De Leon	III	Executive Committee, Compensation Committee, Audit Committee
Allan W. Fulkerson	II	Investment Committee (Chair), Corporate Governance and Nominating Committee
David Hartoch	II	Investment Committee
Frank Maresh	III	Audit Committee (Chair), Corporate Governance and Nominating Committee
John R. Power, Jr.	III	Compensation Committee (Chair), Audit Committee
Fayez S. Sarofim	I
Mark E. Watson III	I	Executive Committee, Investment Committee
Gary V. Woods	III	Executive Committee (Chair), Investment Committee, Compensation Committee, Corporate Governance and Nominating Committee (Chair)
     Each of the remaining PXRE directors has joined the indicated class and has been named to the indicated committee of the Argo Group board of directors:

Name	Class	Committee(s)
Bradley Cooper	I	Investment Committee
Philip McLoughlin	II	Compensation Committee
Mural Josephson	II	Audit Committee
F. Sedgwick Browne	III	Audit Committee
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) Pursuant to the approval of the Shareholders of Argo Group, at the Effective Time and as a result of the Merger, Argo Group adopted an Amended and Restated Memorandum of Association (the “Charter”), which restates, integrates and amends the provisions of the Company’s original

Charter. These changes include changing the name of the company from PXRE Group Ltd. to Argo Group International Holdings, Ltd., changing the permitted corporate purpose to allow Argo Group to undertake any lawful activity, rather than being limited to undertaking activities within the items specifically listed in its memorandum of association, and to permit Argo Group to hold treasury shares. The Charter became effective on the completion of the Merger. The Charter as adopted includes all changes as indicated in the form included as an annex to the Joint Proxy Statement/Prospectus, dated June 18, 2007 (the “Joint Proxy Statement/Prospectus”), contained in the Registration Statement. This description of these provisions and of the remainder of the Charter is qualified in its entirety by reference to the information set forth under the captions “Item 6—Amendment and Restatement of Memorandum of Association” and “Comparison of Shareholders’ Rights” in the Registration Statement and to the Charter itself, which is included as Exhibit 3.1 to this Current Report on Form 8-K.
     (b) Also pursuant to the approval of the Shareholders of Argo Group, at the Effective Time and as a result of the Merger, Argo Group adopted the Bye-Laws including all changes as indicated in the form included as an annex to the Joint Proxy Statement/Prospectus. As adopted, the Bye-Laws include an increase in the maximum number of directors on the board from 11 directors to 13 directors, certain technical changes to mitigate the risk that U.S. Persons will be required to include earnings of PXRE in their U.S. federal gross income under the controlled foreign corporation rules, more flexibility for the board of directors to utilize unanimous written resolutions with respect to ministerial matters and certain updating amendments. This description of these provisions and of the remainder of the Bye-Laws is qualified in its entirety by reference to the information set forth under the captions “Item 5—Increase in the Size of PXRE’s Board of Directors” and “Item 7—Amendment and Restatement of Bye-Laws” and “Comparison of Shareholders’ Rights” in the Registration Statement and to the Bye-Laws themselves, which are included as Exhibit 3.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
     The audited financial statements required by this item are incorporated by reference to the Consolidated Financial Statements contained in Argonaut’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 1, 2007, which is incorporated herein by this reference.
     The unaudited financial statements required by this item are incorporated by reference to the Consolidated Financial Statements contained in Argonaut’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, filed on August 6, 2007, which is incorporated herein by this reference.
     (b) Pro forma Financial Information
     The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

     (d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 14, 2007, and amended and restated as of June 8, 2007, by and among PXRE Group Ltd., PXMS Inc. and Argonaut Group, Inc.*
3.1	Amended and Restated Memorandum of Association of Argo Group International Holdings, Ltd.
3.2	Bye-Laws of Argo Group International Holdings, Ltd.
4.1	Form of Certificate of Common Shares of Argo Group International Holdings, Ltd.
16.1	Letter from KPMG LLP to the Securities and Exchange Commission.
*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
	By:	/s/ Robert P. Myron
Dated: August 7, 2007		Name:	Robert P. Myron
		Title:	Chief Financial Officer